Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,177,311)
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,689,852
Dividend Income	296,869
Interest Income	478,579
ETF Transaction Fees	1,400
Total Income (Loss)	$2,289,389

Expenses
Management Fees	$118,053
Professional Fees	32,971
Brokerage Commissions	6,992
Directors' Fees and insurance	4,267
Total Expenses	$162,283
Net Income (Loss)	$2,127,106

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/24	$167,879,587
Additions (200,000 Shares)	12,544,748
Withdrawals ((50,000) Shares)	(3,150,712)
Net Income (Loss)	2,127,106

Net Asset Value End of Month	$179,400,729
Net Asset Value Per Share (2,900,000 Shares)	$61.86

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,390,425
Unrealized Gain (Loss) on Market Value of Commodity Futures	13,907,914
Dividend Income	228,509
Interest Income	552,997
ETF Transaction Fees	3,150
Total Income (Loss)	$22,082,995

Expenses
Management Fees	$96,264
Professional Fees	36,304
Brokerage Commissions	3,990
Directors' Fees and insurance	4,255
Total Expenses	$140,813
Net Income (Loss)	$21,942,182

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/24	$156,641,481
Additions (800,000 Shares)	21,710,843
Withdrawals ((100,000) Shares)	(2,790,467)
Net Income (Loss)	21,942,182

Net Asset Value End of Month	$197,504,039
Net Asset Value Per Share (6,950,000 Shares)	$28.42

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,213,114
Unrealized Gain (Loss) on Market Value of Commodity Futures	16,597,766
Dividend Income	525,378
Interest Income	1,031,576
ETF Transaction Fees	4,550
Total Income (Loss)	$24,372,384

Expenses
Management Fees	$214,317
Professional Fees	69,275
Brokerage Commissions	10,982
Directors' Fees and insurance	8,522
Total Expenses	$303,096
Net Income (Loss)	$24,069,288

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/24	$324,521,068
Additions (1,000,000 Shares)	34,255,591
Withdrawals (150,000 Shares)	(5,941,179)
Net Income (Loss)	24,069,288

Net Asset Value End of Month	$376,904,768

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596